Exhibit 99.2

Corbus Pharmaceuticals Holdings, Inc.

100 River Ridge Drive

Norwood, MA 02062

July 27, 2015

NOTICE OF REDEMPTION

Dear Investor Warrant Holder,

Corbus Pharmaceuticals Holdings, Inc. (the “Company”) hereby gives notice that it is redeeming, on Wednesday, August 26, 2015, all of the Company’s outstanding investor warrants to purchase common stock. Each investor warrant entitles the holder to purchase one share of common stock of the Company at a price of $1.00 per investor warrant share exercised. However, at 5:00 p.m. Eastern Time on Wednesday, August 26, 2015, and thereafter, holders of the investor warrants will no longer be entitled to exercise their investor warrants for common stock and will have no rights, except to receive the redemption price of $0.0001 per investor warrant.

The shares of common stock underlying the investor warrants trade on the NASDAQ Capital Market under the symbol “CRBP.” On July 24, 2015, the closing price of the Company’s common stock was $2.58.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the investor warrant holders to exercise their investor warrants will terminate at 5:00 p.m. Eastern Time on Wednesday, August 26, 2015 (the “Redemption Date”). At 5:00 p.m. Eastern Time on the Redemption Date and thereafter, holders of the investor warrants will have no rights, except to receive, upon surrender of their investor warrant certificates, the redemption price of $0.0001 per investor warrant. We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your investor warrants.

The Company is exercising this right to redeem the investor warrants pursuant to the terms of each investor warrant. Pursuant to the terms of each investor warrant, the Company has the right to redeem all of the outstanding investor warrants if the volume weighted average price of the Company’s common stock equals or exceeds $2.50 per share on each of the twenty (20) consecutive trading days prior to the date on which notice of redemption is given. The volume weighted average price of the Company’s common stock has been at least $2.50 per share on each of the twenty (20) consecutive trading days prior to July 27, 2015.

EXERCISE PROCEDURE

Investor warrant holders have until 5:00 p.m. Eastern Time on Wednesday, August 26, 2015 to exercise their investor warrants to purchase common stock of the Company. Each investor warrant entitles the holder to purchase one share of common stock of the Company at a price of $1.00 per investor warrant share exercised.

Those who hold their investor warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their investor warrants. Persons who are holders of record of their investor warrants may exercise their investor warrants by sending:

1. The original investor warrant certificate;

2. A fully and properly completed “Notice of Exercise” (attached as “Exhibit A”), duly executed and indicating, among of things, the number of investor warrants being exercised; and

3. A good certified check or wire transfer, payable to the Company, for the full amount of the exercise price ($1.00 for each investor warrant exercised),

To:

Corbus Pharmaceuticals Holdings, Inc.

100 River Ridge Drive

Norwood, MA 02062

Attention: Sean Moran

Telephone: (617) 963-0103

Wire Transfer Instructions:

Bank:	############
ABA/Routing Number:	#########
Account Number:	############
Corbus Pharmaceuticals, Inc.
100 River Ridge Drive
Norwood, MA 02062

The method of delivery of the investor warrants and other documents described above is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The original investor warrant certificate, Notice of Exercise and the payment of the exercise price must be received by the Company prior to 5:00 p.m. Eastern Time on Wednesday, August 26, 2015. Investor warrants which are received on or after such time will not be exercised, but will be redeemed. If your investor warrant is lost or has been destroyed, please contact the Company so that the Company can provide you with an Affidavit of Lost Warrant and Indemnity Agreement.

Any investor warrant received which is not accompanied by payment of the exercise price or which is received without the Notice of Exercise form having been duly executed and fully and properly completed will be deemed to have been delivered for redemption (at $0.0001 per investor warrant), and not for exercise.

REDEMPTION PROCEDURE

Payment of the amount to be received on redemption ($0.0001 per investor warrant) will be made by the Company upon presentation and surrender of the investor warrant for payment at 5:00 p.m. Eastern Time on Wednesday, August 26, 2015 and at any time thereafter. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their investor warrants. Persons who are holders of record of their investor warrants may redeem their investor warrants by delivering their certificates representing their investor warrants to:

Corbus Pharmaceuticals Holdings, Inc.

100 River Ridge Drive

Norwood, MA 02062

Attention: Sean Moran

Telephone: (617) 963-0103

ADDITIONAL INFORMATION

You can receive additional information regarding the exercise or redemption of your investor warrants by contacting Aegis Capital Corp., our investor warrant solicitation agent, at:

Aegis Capital Corp.

810 Seventh Avenue, 18th Floor

New York, NY 10019

Attn: Jesse Rudic

Telephone Number: 212-812-1010

Email: jesse@aegiscap.com

Pursuant to the terms of a Warrant Solicitation Agreement and as contemplated by the terms of the Investor Warrants, the Company has retained Aegis Capital Corp. to act as its investor warrant solicitation agent and to manage the investor warrant exercise and redemption process. The Company has agreed to pay Aegis Capital Corp. a fee of 5% of the gross proceeds derived from the exercise of the investor warrants to act as our investor warrant solicitation agent.

COMPANY INFORMATION; DELIVERY OF PROSPECTUS

To assist you in determining whether or not to exercise your investor warrant, information about the Company can be found in the Company’s Annual Report on Form 10-K filed with the SEC on February 10, 2014, the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2015, the Company’s Proxy Statement filed with the SEC on April 28, 2015 and all of the Company’s Current Reports on Form 8-K filed with the SEC since January 1, 2015, all of which are publicly available through the SEC’s web site at http://www.sec.gov, as well as on the Company’s web site at http://www.CorbusPharma.com. A prospectus required for delivery in connection with any resale of the common stock issuable upon the exercise of the investor warrants will accompany this notice of redemption at a future date and is available through the SEC’s website at http://www.sec.gov, as well as on the Company’s website at http://www.CorbusPharma.com.

*********************************

If you have any questions about exercising or redeeming the investor warrants or need additional copies of the prospectus, please contact Sean Moran, Chief Financial Officer of the Company, at (617) 963-0103.

Sincerely,

/s/ Yuval Cohen
Yuval Cohen
President and Chief Executive Officer

Enc.

EXHIBIT A

NOTICE OF EXERCISE

(To be executed by the Holder of Warrant if such Holder desires to exercise Warrant)

To Corbus Pharmaceuticals Holdings, Inc.:

The undersigned hereby irrevocably elects to exercise this Warrant and to purchase thereunder,                      full shares of Corbus Pharmaceuticals Holdings, Inc. common stock issuable upon exercise of the Warrant and delivery of $         (in cash as provided for in the Warrant) and any applicable taxes payable by the undersigned pursuant to such Warrant.

The undersigned requests that certificates for such shares be issued in the name of:

(Please print name, address and social security or federal employer identification number (if applicable))

The undersigned hereby reaffirms all of the representations and warranties made in the subscription agreement submitted to Corbus Pharmaceuticals Holdings, Inc. to acquire the Warrant, including that the undersigned is an accredited investor as defined under Rule 501 of Regulation D of the Securities Act of 1933.

If the shares issuable upon this exercise of the Warrant are not all of the Warrant Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

(Please print name, address and social security or federal employer identification number (if applicable))

Name of Holder (print):

(Signature):

(By:)

(Title:)

Dated: